                                    GUARANTY

                 This GUARANTY dated as of March 22, 1995 made by MICROCOM SYSTEMS, INC., a Delaware corporation (the "Guarantor"), in favor of SILICON VALLEY BANK, as agent for Silicon Valley Bank and BayBank (with its successors in such capacity, the "Agent"), SILICON VALLEY BANK, as lender ("SVB") and BAYBANK, as lender ("BayBank") (SVB and BayBank being herein referred to, collectively, as the "Lenders"),

                              W I T N E S S E T H:

                 WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of March 22, 1995 by and among Microcom, Inc., a Delaware corporation (the "Borrower"), the Agent and the Lenders (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement"), the Lenders have agreed, subject to the terms and conditions thereof, to make Line of Credit Loans to the Borrower and to issue Letters of Credit, accept Banker's Acceptances and enter into Foreign Exchange Contracts for the account of the Borrower; and

                 WHEREAS, it is a condition precedent to the obligations of the Lenders to make Line of Credit Loans, issue Letters of Credit, accept Banker's Acceptances or enter into Foreign Exchange Contracts for the account of the Borrower pursuant to the Credit Agreement that, among other things, the Guarantor shall have executed and delivered a guaranty of the obligations of the Borrower under the Credit Agreement, including, without limitation, the Borrower's obligations under the Notes issued pursuant to the Credit Agreement;

                 NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the transactions contemplated thereby, the Guarantor hereby agrees with the Agent and the Lenders as follows:

                 1. Defined Terms. All capitalized terms used in this Agreement (including the Preamble hereto) and not otherwise defined herein shall have the meanings prescribed therefor in the Credit Agreement. In addition, the following terms shall have the meanings set forth below:

                 "Material Adverse Effect" means a material adverse effect on
         (a) the business, operations, property, condition (financial or otherwise) or prospects of the Guarantor, or of the Guarantor and any Subsidiaries of the Guarantor taken as a whole, (b) the ability of the Guarantor to perform its obligations under this Guaranty, or (c) the validity or enforceability of this Guaranty, or the rights of the Agent or the Lenders hereunder.

                 "Obligations" shall mean all obligations of the Borrower to the Agent or the Lenders, whether such obligations are now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, (a) all obligations to pay principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) with respect to any advance to the Borrower under the Credit Agreement or the Notes; (b) all obligations with respect to other amounts (including, without limitation, any fees or expenses) payable by the Borrower under the Credit Agreement, the Notes or any other Loan Document; (c) all obligations with respect to amounts payable by the Borrower in connection with any Letter of Credit, Banker's Acceptance or Foreign Exchange Contract issued, accepted or entered into for the account of the Borrower or any drawings or payments thereunder or obligations incurred in connection therewith, including without limitation, all obligations with respect to reimbursement and fees; and (d) any renewals, refinancings or extensions of any of the foregoing.

                 2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Agent for the benefit of the Agent and the Lenders the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel to the Agent or the Lenders) which may be paid or incurred by the Agent or the Lenders in enforcing, or obtaining advice of counsel in respect of, any of their rights under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full and the Line of Credit Commitments under the Credit Agreement are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

                 3. Right of Setoff. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, any deposits (general or special, time or demand, provisional or final, including, but not limited to indebtedness evidenced by a certificate of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent or the Lenders to the Guarantor may, at any time and from time to time after the occurrence of an Event of Default, without notice to the Guarantor or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived to the extent permitted by law) be set off, appropriated, and applied by the Agent or the Lenders, as the case may be, against any and all obligations of the Guarantor to the Agent or the Lenders (irrespective of whether such obligations may be contingent or unmatured at such time) in such manner as the Agent and the Lenders in their sole discretion may determine, and the Guarantor hereby grants the Agent and the Lenders continuing security interests in such deposits and indebtedness for the payment and performance of such obligations.

                 4. Subrogation and Contribution. The Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, (a) to be subrogated, with respect to any payment made by the Guarantor hereunder, to the rights of the Agent or the Lenders against the Borrower, or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof or (b) to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by the Guarantor hereunder.

                 5. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable in full by the Guarantor under this Guaranty forthwith upon demand.

                 6. Receipt of Loan Documents, Etc. The Guarantor confirms, represents and warrants to the Agent and the Lenders that (i) it has received true and complete copies of the Credit Agreement, the Notes and the other Loan Documents from the Borrower, has read the




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                                       -3-

contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to or with the Guarantor which would limit or qualify in any way the terms of this Guaranty;
(iii) the Agent and the Lenders have made no representation to the Guarantor as to the creditworthiness of the Borrower; and (iv) the Guarantor has established adequate means of obtaining from the Borrower on a continuing basis information regarding the Borrower's financial condition. The Guarantor agrees to keep adequately informed by such means of any facts, events, or circumstances which might in any way affect the Guarantor's risks under this Guaranty and the Guarantor further agrees that the Agent and the Lenders shall have no obligation to disclose to the Guarantor any information or documents acquired by them in the course of their relationship with the Borrower.

                 7. Amendments, etc. with respect to the Obligations. The obligations of the Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not the Borrower shall have any knowledge or notice thereof), including without limitation (i) any amendment or modification of or supplement to the Credit Agreement, the Notes, or any other Loan Document, or any obligation, duty or agreement of the Borrower or any other Person thereunder or in respect thereof,
(ii) any assignment or transfer in whole or in part of any of the Obligations,
(iii) any furnishing or acceptance of any direct or indirect security or guaranty, or any release of or non-perfection or invalidity of any direct or indirect security or guaranty, for any of the Obligations, (iv) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of the Credit Agreement, the Notes, or any other Loan Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise), (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligations, (vi) the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Borrower or any other Person, (vii) the voluntary or involuntary liquidation, dissolution or termination of the Borrower or any other Person,
(viii) any invalidity or unenforceability, in whole or in part, of any term hereof or of the Credit Agreement, the Notes, or any other Loan Document, or any obligation, duty or agreement of the Borrower or any other Person thereunder or in respect thereof, or any provision of any applicable law or regulation purporting to prohibit the payment or performance by the Borrower or any other Person of any Obligations, (ix) any failure on the part of the Borrower or any other Person for any reason to perform or comply with any term of the Credit Agreement, the Notes, or any other Loan Document or any other agreement, or (x) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes the Borrower, each other guarantor in respect of Obligations and the Agent and the Lenders at any time in their discretion, as the case may be, to alter any of the terms of Obligations.

                 8. Guarantor as Principal. If for any reason the Borrower or any other Person is under no legal obligation to discharge any Obligations, or if any other moneys included in Obligations have become unrecoverable from the Borrower or any other Person by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of the Credit Agreement, the Notes, or any other Loan Document, the legal disability of the Borrower or any other obligor in respect of Obligations, any discharge of or limitation on the liability of the Borrower or any other person or any limitation on the method or terms of payment under any Obligation, or of the Credit Agreement, the Notes, or any other Loan Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guaranty shall nevertheless remain in full force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all Obligations.




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                                       -4-

                 9. Waiver of Demand, Notice, Etc. The Guarantor hereby waives, to the extent not prohibited by applicable law, (i) all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or the Credit Agreement, the Notes, or any other Loan Document, including but not limited to notice of additional indebtedness constituting Obligations or the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Borrower, the Agent or the Lenders, any endorser or creditor of the Borrower or any other Person; (ii) any notice of any indulgence, extensions or renewals granted to any obligor with respect to Obligations; (iii) any requirement of diligence or promptness in the enforcement of rights under the Credit Agreement, the Notes, or any other Loan Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (iv) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (v) notice of any of the matters referred to in Paragraph 8 above, (vi) any defense of any kind which the Guarantor may now have with respect to his liability under this Guaranty; (vii) any right to require the Agent or the Lenders, as a condition of enforcement of this Guaranty, to proceed against the Borrower or any other Person or to proceed against or exhaust any security held by the Agent or the Lenders at any time or to pursue any other right or remedy in the Agent's or the Lenders' power before proceeding against the Guarantor; (viii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of the Agent or the Lenders to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (ix) any defense based upon an election of remedies by the Agent or the Lenders; (x) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent the Agent or the Lenders from bringing any action, including a claim for deficiency, against the Guarantor, before or after the Agent's or the Lenders' commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (xi) any defense based upon any lack of diligence by the Agent or the Lenders in the collection of any Obligation; (xii) any duty on the part of the Agent or the Lenders to disclose to the Guarantor any facts the Agent or the Lenders may now or hereafter know about the Borrower or any other obligor in respect of Obligations; (a) any defense arising because of an election made by the Agent or the Lenders under
Section 1111(b)(2) of the Federal Bankruptcy Code; (xiii) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; and (xiv) any defense based upon or arising out of any defense which the Borrower or any other Person may have to the payment or performance of Obligations (including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury). Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of the Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that under the circumstances the waivers are reasonable. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by such law or public policy.

                 10. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

                 11. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Agent for the benefit of the Agent and the Lenders without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 3000 Lakeside Drive, P.O. Box 3762, Santa Clara, California 95054, or to such other location as the Agent shall notify the Guarantor.




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                                       -5-

                 12. Representations and Warranties. The Guarantor represents and warrants for itself and its Subsidiaries (if any) that:

                 (a) Corporate Existence. The Guarantor and each of its Subsidiaries is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, and is duly licensed or qualified as a foreign corporation in all states wherein the nature of its property owned or business transacted by it makes such licensing or qualification necessary, except where the failure to be licensed or to so qualify could not have a Material Adverse Effect.

                 (b) No Violation. The execution, delivery and performance of this Guaranty will not contravene any provision of law, statute, rule or regulation to which the Guarantor or any of its Subsidiaries is subject or any judgment, decree, franchise, order or permit applicable to the Guarantor or any of its Subsidiaries, or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any Contractual Obligation of the Guarantor or any of its Subsidiaries, or violate any provision of the corporate charter or by-laws of the Guarantor or any of its Subsidiaries.

                 (c) Corporate Authority and Power. The execution, delivery and performance of this Guaranty is within the corporate powers of the Guarantor and has been duly authorized by all necessary corporate action.

                 (d) Enforceability. This Guaranty constitutes a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

                 (e) Governmental Approvals. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Guaranty, or the taking of any action contemplated hereby or thereby.

                 (f) Litigation. There are no actions, suits or proceedings pending or threatened against or affecting the Guarantor or any of its Subsidiaries before any Governmental Authority, which in any one case or in the aggregate, if determined adversely to the interests of the Guarantor or any Subsidiary thereof, would have a Material Adverse Effect.

                 (g) Compliance with Other Instruments; Compliance with Law. Neither the Guarantor nor any Subsidiary thereof is in default under any Contractual Obligation, where such default could have a Material Adverse Effect, or under the terms of any agreements relating to any Indebtedness of the Guarantor or such Subsidiary.

                 (h) No Violation. Neither the Guarantor nor any Subsidiary thereof is in default with respect to any applicable statute, rule, writ, injunction, decree, order or regulation of any Governmental Authority having jurisdiction over the Guarantor or any Subsidiary thereof which could have a Material Adverse Effect.




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                                       -6-

                 (i)  Subsidiaries.  The Guarantor has no Subsidiaries.

                 (j) Investment Company Status; Limits on Ability to Incur Indebtedness. Neither the Guarantor nor any of its Subsidiaries is an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended. The Guarantor is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

                 (k) Title to Property. The Guarantor and each of its Subsidiaries has good and marketable title to all of its properties and assets, in each case including the properties and assets reflected in the consolidated balance sheet of the Guarantor and its Subsidiaries as of the Financial Statements Date, except properties and assets disposed of since that date in the ordinary course of business, and none of such properties or assets is subject to (i) any Lien except for Permitted Liens, or (ii) a defect in title or other claim other than defects and claims that, in the aggregate, would have no Material Adverse Effect. The Guarantor and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair such properties or assets. All such leases are valid and subsisting and are in full force and effect.

                 (l) Taxes. All tax returns of the Guarantor and its Subsidiaries required to be filed have been timely filed, all taxes, fees and other governmental charges (other than those being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been established and, in the case of ad valorem taxes or betterment assessments, no proceedings to foreclose any lien with respect thereto have been commenced and, in all other cases, no notice of lien has been filed or other action taken to perfect or enforce such lien) shown thereon which are payable have been paid. The charges and reserves on the books of the Guarantor and its Subsidiaries in respect of all income and other taxes are adequate, and the Guarantor knows of no additional assessment or any basis therefor. The Federal income tax returns of the Guarantor and its Subsidiaries have not been audited within the last three years, all prior audits have been closed, and there are no unpaid assessments, penalties or other charges arising from such prior audits.

         13. Subordination of Claims against Borrower. Without limiting the provisions of Paragraph 4 hereof, the Guarantor hereby irrevocably agrees that any and all claims which the Guarantor may now or hereafter have against the Borrower or any other guarantor of the Obligations, including, without limitation, the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other guarantor, shall be subject and subordinate to the prior payment in full of all of the Obligations to the Agent or the Lenders. After the occurrence of a Default, the Guarantor shall not claim from the Borrower or such other guarantor, or with respect to any of their respective properties, any sums which may be owing to the Guarantor, or have the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other guarantor, until all Guaranteed Obligations shall have been paid in full. Should any payment or distribution or security or the benefit of proceeds thereof be received by the Guarantor upon or with respect to amounts due to it from the Borrower or any other guarantor of the Obligations after a Default has occurred and prior to the payment in full of all Obligations, the Guarantor will forthwith deliver the same to the Agent or the Lenders in precisely the form received (except for endorsement or assignment where necessary), for application in or towards repayment of the Obligations and, until so delivered, the same shall be held in trust as property of the Agent and the Lenders. In the event of the failure of the Guarantor to make any such endorsement or assignment, the Agent and the Lenders are hereby irrevocably authorized to make the same on behalf of the Guarantor.

         14. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. No Waiver; Cumulative Remedies. The Agent and the Lenders shall not by any act (except by a written instrument pursuant to Paragraph 17 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or the Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent and the Lenders, provided that any provision of this Guaranty may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent and the Lenders or by telecopy from the Agent and the Lenders. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns.

         18. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OR THE STATE OF CALIFORNIA IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM

ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (EXCEPTING LAWS REGARDING CHOICE OF LAW) OF THE COMMONWEALTH OF MASSACHUSETTS.

         19. Notices. All notices under this Guaranty shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to the Agent or the Lenders, at their respective addresses or telecopy numbers set out in the Credit Agreement, and if to the Guarantor, at its address or telecopy number set out below its signature in this Guaranty. Such notices shall be effective (a) in the case of hand deliveries, when received, (b) in the case of an overnight delivery service, on the next Business Day after being placed in the possession of such delivery service, with delivery charges prepaid, (c) in the case of mail, three days after deposit in the postal system, first class postage prepaid and (d) in the case of telecopy notices, when electronic indication of receipt is received. The Borrower, the Guarantor, the Agent and the Lenders may each change addresses and telecopy numbers by written notice to the others.

         IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                           MICROCOM SYSTEMS, INC.

                                           By
                                              ---------------------------------
                                              Name:
                                              Title:

                                           Address for Notices:

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                              Telecopy No.:
                                                           ---------------------